UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 8, 2008
QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)
777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modification to Rights of Security Holders
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Credit Agreement
Security Agreement
Pledge Agreement
Form of Mortgage, Deed of Trust, Assignment of Production, and Security Agreement, Financing Statement and Fixture Filing
Intercreditor Agreement

Item 1.01	Entry into a Material Definitive Agreement.
     On August 8, 2008, Quicksilver Resources Inc. entered into a credit agreement (the “Term Credit Agreement”), among Quicksilver, JPMorgan Chase Bank, N.A., and Credit Suisse, Cayman Islands Branch (the “Agent”), as administrative agent.
     The Term Credit Agreement provides for a five-year senior secured second lien term loan in an aggregate principal amount of up to $700 million (the “Term Loan Facility”). Net proceeds from the loan after deducting discounts and expenses will be $672,851,623.35. Quicksilver’s interest rate options under the Term Loan Facility are a rate based on (1) the adjusted LIBOR rate (as determined in accordance with the Term Credit Agreement) plus 450 basis points or (2) for base rate loans, 4.25% plus the highest of (a) the Agent’s prime rate, (b) the federal funds effective rate (as determined in accordance with the Term Credit Agreement) plus 50 basis points, and (c) 4.25%. The Term Loan Facility is guaranteed by most domestic subsidiaries of Quicksilver (other than Quicksilver Gas Services Holdings LLC and its subsidiaries) and is secured by a second lien in substantially all of the assets of Quicksilver and such subsidiary guarantors, including the domestic oil and gas properties of Quicksilver. The Term Loan Facility generally prohibits the declaration or payment of cash dividends by Quicksilver and contains certain other restrictive covenants, which, among other things, require the maintenance of a minimum current ratio, a minimum EBITDAX (EBITDAX being defined as earnings before interest, taxes, depreciation, depletion and amortization, non-cash income and expense, and exploration costs) to interest expense ratio, a minimum adjusted proved reserves to secured indebtedness ratio and a minimum adjusted proved reserves to total indebtedness ratio.
     A copy of the Term Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Term Loan Facility contained herein is qualified in its entirety by reference to the full text of the Term Credit Agreement.
     Certain of the lenders and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for Quicksilver and Quicksilver’s affiliates in the ordinary course of business for fees and expenses.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On August 8, 2008, Quicksilver completed the acquisition of certain royalty and related interests in various oil and gas properties relating to the Barnett Shale formation in Texas (the “Royalties”), pursuant to the Purchase and Sale Agreement (the “Royalty PSA”) with Nortex Minerals, L.P., Petrus Investment, L.P., Petrus Development, L.P., and Perot Investment Partners, Ltd., dated as of July 3, 2008. The purchase price for the Royalties consisted of $306,826,638 in cash and 3,065,940 shares of Quicksilver common stock.
     On August 8, 2008, Quicksilver also completed the acquisition of leasehold working interests and other rights in and to various oil and gas properties relating to the Barnett Shale formation in Texas, including certain wells, equipment and other assets associated therewith (collectively, the “Interests”), pursuant to the Purchase and Sale Agreement (the “Working Interest PSA” and, collectively with the Royalty PSA, the “Purchase Agreements”) with Hillwood Oil & Gas, L.P., Burtex Minerals, L.P., Chief Resources, LP, Chief Resources Alliance Pipeline LLC, Chief Oil

& Gas LLC, Hillwood Alliance Operating Company, L.P., Berry Barnett, L.P., Collins and Young, L.L.C. and Mark Rollins. The purchase price for the Interests consisted of $693,173,362 in cash and 7,334,528 shares of Quicksilver common stock.
     The cash portions were funded by borrowings under the Term Loan Facility and borrowings under Quicksilver’s existing senior secured revolving credit facility.
     The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreements, which are filed as Exhibits 10.1 and 10.2 to Quicksilver’s Current Report on Form 8-K filed on July 7, 2008 (SEC File No. 001-14837) and incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Term Loan Facility Obligations
     On August 8, 2008, Quicksilver borrowed $700 million in aggregate principal amount under the Term Loan Facility. Proceeds of the borrowing were used to fund a portion of the purchase price for the acquisition of the Royalties and the Interests.
Senior Secured Revolving Credit Facility Obligations
     On August 8, 2008, Quicksilver borrowed $326,000,000 million in aggregate principal amount under its senior secured revolving credit facility. Proceeds of the borrowing were used to fund a portion of the purchase price for the acquisition of the Royalties and the Interests.

Item 3.02	Unregistered Sales of Equity Securities.
     The information set forth in Item 2.01 hereof is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.
     The information set forth under the caption “Term Loan Facility Obligations” in Item 2.03 hereof is incorporated by reference into this Item 3.03.

Item 8.01	Other Events.
Security Agreement
     In connection with the Term Loan Facility, on August 8, 2008, Quicksilver entered into a Security Agreement (the “Security Agreement”) among Quicksilver, certain of its domestic subsidiaries and Credit Suisse, Cayman Islands Branch, as collateral agent. Pursuant to the Security Agreement, Quicksilver’s obligations under the Term Loan Facility, its 8 1/4% Senior Notes due 2015 (the “Senior Notes”) and its domestic subsidiaries’ guaranty obligations with respect to the Term Loan Facility and the Senior Notes will be secured equally and ratably by a second lien on substantially all of the tangible and intangible personal property of Quicksilver and such domestic subsidiaries.

Pledge Agreement
     In connection with the Term Loan Facility, on August 8, 2008, Quicksilver entered into a Pledge Agreement (the “Pledge Agreement”) among Quicksilver, certain of its domestic subsidiaries and Credit Suisse, Cayman Islands Branch, as collateral agent. Pursuant to the Pledge Agreement, Quicksilver’s obligations under the Term Loan Facility, the Senior Notes and its domestic subsidiaries’ guaranty obligations with respect to the Term Loan Facility and the Senior Notes will be secured equally and ratably by a second lien on substantially all of equity interests in the domestic and Canadian subsidiaries held by Quicksilver and such domestic subsidiaries.
Mortgage Agreements
     In connection with the Term Loan Facility, on August 8, 2008, Quicksilver entered into Mortgage, Deed of Trust, Assignment of Production, and Security Agreement, Financing Statement and Fixture Filings (the “Mortgage Agreements”) between Quicksilver and Credit Suisse, Cayman Islands Branch, as collateral agent. Pursuant to the Mortgage Agreements, Quicksilver’s obligations under the Term Loan Facility and the Senior Notes will be secured equally and ratably by a second lien on substantially all of the domestic oil and gas properties of Quicksilver.
Intercreditor Agreement
     On August 8, 2008, Quicksilver and certain of its domestic subsidiaries entered into an Intercreditor Agreement (the “Intercreditor Agreement”) with JPMorgan Chase Bank, N.A., as the first lien collateral agent, and Credit Suisse, as the second lien collateral agent. The Intercreditor Agreement establishes the relative lien priorities and rights of the lenders with respect to certain collateral which secures Quicksilver’s and certain of its subsidiaries’ obligations under Quicksilver’s senior secured revolving credit facility on a first priority lien basis and which secures Quicksilver’s and certain of its subsidiaries’ obligations under the Term Loan Facility and the Senior Notes on a second priority lien basis. Credit Suisse, Cayman Islands Branch, will act as collateral agent to act on behalf of the lenders under the Term Loan Facility and the holders of the Senior Notes.
     Copies of the Security Agreement, the Pledge Agreement, a form of Mortgage Agreement, and the Intercreditor Agreement are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference. The descriptions of the Security Agreement, the Pledge Agreement, the Mortgage Agreements, and the Intercreditor Agreement contained herein are qualified in their entirety by reference to the full texts of those agreements.

Item 9.01	Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
     Quicksilver intends to file the financial statements of the business acquired on a Form 8-K/A no later than 71 calendar days after the date this Report is required to be filed.

     (b) Pro Forma Financial Information.
     Quicksilver intends to file pro forma financial information on a Form 8-K/A no later than 71 calendar days after the date this Report is required to be filed.
     (d) Exhibits.

Exhibit
Number	Description

10.1	Credit Agreement, dated as of August 8, 2008, among Quicksilver Resources Inc., the lenders party thereto and Credit Suisse, Cayman Islands Branch, as administrative agent.

99.1	Security Agreement, dated as of August 8, 2008, between Quicksilver Resources Inc., certain of its domestic subsidiaries and Credit Suisse, Cayman Islands Branch, as collateral agent.

99.2	Pledge Agreement, dated as of August 8, 2008, among Quicksilver, certain of its domestic subsidiaries and Credit Suisse, Cayman Islands Branch, as collateral agent.

99.3
Form of Mortgage, Deed of Trust, Assignment of Production, and Security Agreement, Financing Statement and Fixture Filing, between Quicksilver Resources Inc. and Credit Suisse, Cayman Islands Branch, as collateral agent.

99.4
Intercreditor Agreement, dated as of August 8, 2008, among Quicksilver Resources Inc., JPMorgan Chase Bank, N.A., as the first lien collateral agent, and Credit Suisse, Cayman Islands Branch, as the second lien collateral agent.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.
By:	/s/ Philip Cook
Philip Cook
Senior Vice President – Chief Financial Officer

Date: August 8, 2008

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Credit Agreement, dated as of August 8, 2008, among Quicksilver Resources Inc., the lenders party thereto and Credit Suisse, Cayman Islands Branch, as administrative agent.

99.1	Security Agreement, dated as of August 8, 2008, between Quicksilver Resources Inc., certain of its domestic subsidiaries and Credit Suisse, Cayman Islands Branch, as collateral agent.

99.2	Pledge Agreement, dated as of August 8, 2008, among Quicksilver, certain of its domestic subsidiaries and Credit Suisse, Cayman Islands Branch, as collateral agent.

99.3
Form of Mortgage, Deed of Trust, Assignment of Production, and Security Agreement, Financing Statement and Fixture Filing, between Quicksilver Resources Inc. and Credit Suisse, Cayman Islands Branch, as collateral agent.

99.4
Intercreditor Agreement, dated as of August 8, 2008, among Quicksilver Resources Inc., JPMorgan Chase Bank, N.A., as the first lien collateral agent, and Credit Suisse, Cayman Islands Branch, as the second lien collateral agent.